UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The description of the Employment Agreement described under Item 5.02 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the form of Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2015, Gregory Hullinger, VAALCO Energy, Inc.’s (the “Company”) Chief Financial Officer,  gave the Company notice of his retirement.  Beginning following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2015,  Mr. Hullinger will no longer hold the role of Chief Financial Officer and will continue as an employee of the Company until March 15, 2016, under the terms of an employment agreement to be negotiated and finalized, in order to assist with the transition of the Company’s financial reporting responsibilities.

On October 27, 2015, the Company announced the appointment of Don O. McCormack as its Chief Financial Officer, effective following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2015.  Effective November 1, 2015 until the time Mr. McCormack assumes the role of Chief Financial Officer, Mr. McCormack will serve as the Company’s Vice President – Finance.

Mr. McCormack, age 53, most recently served as the Senior Vice President, Treasurer and Chief Accounting Officer for Rosetta Resources, Inc. from December 2013 until Noble Energy’s acquisition of Rosetta in June 2015. Mr. McCormack joined Rosetta as Vice President and Treasurer in August 2012. Prior to joining Rosetta, Mr. McCormack served as Vice President and Chief Accounting Officer from 2010 until 2012 for Concho Resources Inc.  From 2007 to 2010, he was the Controller and Chief Accounting Officer for Red Oak Capital Management LLC, an oil and gas investment company based in Houston, Texas. Prior to joining Red Oak Capital Management LLC, Mr. McCormack held various leadership and managerial positions with Burlington and ConocoPhillips. Mr. McCormack received a Bachelor of Business Administration degree in Accounting from the University of Texas at Arlington and is a certified public accountant.

Mr. McCormack’s annual base salary will be $325,000 and his 2015 annual cash bonus opportunity will be targeted at 65% of his base salary. Mr. McCormack will receive a sign-on award of 100,000 shares of restricted common stock, which will vest in three equal installments on the first three anniversaries of the date of grant, and 100,000 time-vested stock options, which will also vest in three equal installments on the first three anniversaries of the date of grant, each subject to his continued employment with the Company.  The exercise price of the options will be the closing price of the Company’s stock on the date of grant. Mr. McCormack will also be eligible for future awards under the Company’s 2014 Long-Term Incentive Plan, with a target annual award equal to 150% of his annual base salary.

There are no understandings or arrangements between Mr. McCormack and any other person pursuant to which he was selected to serve as the Chief Financial Officer of the Company. There are no relationships between Mr. McCormack and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934.

A copy of the press release naming Mr. McCormack as the Company’s Chief Financial Officer and Mr. Hullinger’s retirement as the Company’s Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, the Company will enter into an employment agreement with Mr. McCormack (the “Employment Agreement”), effective November 1, 2015, a form of which is attached to this Current Report on Form 8-K as Exhibit 10.1. The initial term of the Employment Agreement will commence on November 1, 2015 and end on December 31, 2016, subject to earlier termination upon notice or certain other conditions, and will be extended for successive one-year terms if neither party gives the other party notice of their intention to terminate the Employment Agreement 60 days’ prior to the end of the term.

The Employment Agreement will provide Mr. McCormack with certain severance benefits if his employment is terminated due to death or disability, by the Company without Cause (as defined in the Employment Agreement), or by Mr. McCormack for Good Reason (as defined in the Employment Agreement), including in connection with a Change in Control (as defined in the Employment Agreement). Specifically, the Employment Agreement will provide that, upon a termination of Mr. McCormack’s employment by the Company without Cause, by Mr. McCormack for Good Reason, or due to Mr. McCormack’s death or disability, Mr. McCormack will receive, among other benefits, a cash severance payment at least equal to fifty percent (50%) of his annual base salary then in effect plus fifty percent (50%) of the greater of (i) his average annual bonus paid or payable for the preceding two calendar years and (ii) the annual bonus for the calendar year in which the termination occurs (prorated for the portion of the year actually worked). In addition, if Mr. McCormack’s employment is terminated by the Company without Cause, by Mr. McCormack for Good Reason, or due to Mr. McCormack’s death or disability, in each case within one year following a Change in Control, then the Company shall provide Mr. McCormack with a cash severance payment at least equal to one hundred percent (100%) of his annual base salary then in effect plus one hundred percent (100%) of the greater of (i) his average annual bonus paid or payable for the preceding two calendar years and (ii) the annual bonus for the calendar year in which the termination occurs (prorated for the portion of the year actually worked).

The summary herein is qualified in its entirety by reference to Mr. McCormack’s Form of Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Form of Employment Agreement, effective November 1, 2015, between VAALCO Energy, Inc. and Don McCormack
99.1	Press Release, dated October 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: October 29, 2015	By:	/s/ Eric J. Christ
Eric J. Christ Vice President, General Counsel and Corporate Secretary

Exhibit Index

4
Exhibit Number	Description
10.1	Form of Employment Agreement, effective November 1, 2015, between VAALCO Energy, Inc. and Don McCormack
99.1	Press Release, dated October 27, 2015